BLUCORA, INC. 8-K

Exhibit 99.1

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 19, 2022, Blucora, Inc. (the “Company”) completed the previously announced sale of its tax software business (the “Transaction”) to Franklin Cedar Bidco, LLC, a Delaware limited liability company (“Buyer”), pursuant to that certain Stock Purchase Agreement, dated as of October 31, 2022 (the “Stock Purchase Agreement”), by and among the Company, Buyer, TaxAct Holdings, Inc. (f/k/a Avantax Holdings, Inc.), a Delaware corporation and a direct subsidiary of the Company, and, solely for purposes of certain provisions thereof, DS Admiral Bidco, LLC, a Delaware limited liability company, for an aggregate purchase price of $720 million in cash, subject to adjustments as set forth in the Stock Purchase Agreement.

The Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the following unaudited pro forma condensed consolidated balance sheet as of September 30, 2022 presents the Company’s consolidated financial position giving pro forma effect to the Transaction as if it had occurred on September 30, 2022. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022 and for the years ended December 31, 2021, 2020 and 2019 present the Company’s consolidated results of operations giving pro forma effect to the Transaction as if it had occurred on January 1, 2022, 2021, 2020 and 2019 (the beginning of each fiscal year presented), respectively.

The unaudited pro forma condensed consolidated financial statements presented below have been derived from the Company’s historical consolidated financial statements. While the historical consolidated financial statements reflect the past financial results of the Company, the pro forma condensed consolidated financial statements are included for informational purposes only and are intended to illustrate how the Transaction might have affected the historical consolidated financial statements had it been completed at an earlier time as indicated herein. These unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information, and include adjustments to the extent that they are directly attributable to the Transaction. The following unaudited pro forma condensed consolidated financial statements give rise to the following transactions:

●	The separation of the operations, assets and liabilities of the Company’s tax software business and transfer of those assets and liabilities to Buyer. The historical financial results directly attributable to the tax software business are presented in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, Presentation of Financial Statements (“ASC 205”).

●	The effect of the Transaction on the Company’s anticipated capital structure after the Closing, including the receipt of cash consideration net of estimated transaction costs and income taxes, and the related use of proceeds to make a mandatory debt repayment in accordance with the Company’s credit agreement.

●	The effect of other contractual arrangements that are directly attributable to the Transaction, including a transition services agreement (“TSA Agreement” or the “TSA”) and sublease agreement.

These pro forma adjustments are based on currently available information, estimates and assumptions that the Company believes are reasonable in order to reflect, on a pro forma basis, the impact of the Transaction on the Company’s historical information, and are not necessarily indicative of the Company’s future financial position and future results of operations and do not reflect all actions that may be taken by the Company after the Closing. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma condensed consolidated financial statements do not reflect the realization of any expected cost savings, synergies or dis-synergies as a result of the Transaction.

These unaudited pro forma condensed consolidated financial statements should be read in connection with the Company’s historical consolidated financial statements, which were included in the Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2022 and the Quarterly Report on Form 10-Q for the nine months ended September 30, 2022, filed with the SEC on November 1, 2022.

Blucora, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2022
(Dollars in thousands, except par value) (Unaudited)

		Transaction Accounting Adjustments
	Blucora, Inc. Historical	Disposition Adjustments(1)	Pro Forma Debt Adjustments(2)		Blucora, Inc. Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$91,104	$690,840	$(525,438)		$256,506
Accounts receivable, net	25,683	(1,858)	—		23,825
Commissions and advisory fees receivable	20,486	—	—		20,486
Prepaid expenses and other current assets	19,670	(2,830)	—		16,840
Total current assets	156,943	686,152	(525,438)		317,657
Long-term assets:
Property, equipment, and software, net	75,086	(20,882)	—		54,204
Right-of-use assets, net	19,753	—	—		19,753
Goodwill, net	454,821	(188,541)	—		266,280
Acquired intangible assets, net	288,610	(19,500)	—		269,110
Other long-term assets	30,376	(94)	—		30,282
Total long-term assets	868,646	(229,017)	—		639,629
Total assets	$1,025,589	$457,135	$(525,438)		$957,286
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,804	$(2,358)	$—		$1,446
Commissions and advisory fees payable	13,803	—	—		13,803
Accrued expenses and other current liabilities	33,948	76,532 (4)	—		110,480
Current deferred revenue	5,908	(1,869)	—		4,039
Current lease liabilities	5,112	—	—		5,112
Current portion of long-term debt	—	—	—		—
Total current liabilities	62,575	72,305	—		134,880
Long-term liabilities:
Long-term debt, net	521,094	—	(521,094)		—
Long-term lease liabilities	31,176	—	—		31,176
Deferred tax liabilities, net	19,546	3,541	—		23,087
Long-term deferred revenue	4,627	—	—		4,627
Other long-term liabilities	14,981	—	—		14,981
Total long-term liabilities	591,424	3,541	(521,094)		73,871
Total liabilities	653,999	75,846	(521,094)		208,751

Stockholders’ equity:
Common stock, par value $0.0001 per share	5	—	—		5
Additional paid-in capital	1,632,569	—	—		1,632,569
Accumulated deficit	(1,197,585)	381,289 (3)	(4,344	)(5)	820,640
Treasury stock	(63,399)	—	—		(63,399)
Total stockholders’ equity	371,590	381,289	(4,344)		748,535
Total liabilities and stockholders’ equity	$1,025,589	$457,135	$(525,438)		$957,286

Notes to September 30, 2022 Unaudited Pro Forma Condensed Consolidated Balance Sheet

(1)	These adjustments reflect the estimated net cash proceeds from the Transaction, as adjusted per the terms of the Stock Purchase Agreement for estimated levels of cash, debt-like items, transaction costs and working capital, and the elimination of the assets and liabilities attributable to the tax software business in accordance with ASC 205. Estimated transaction costs include incremental costs (primarily legal and banking fees) that are directly attributable to the Transaction.

(2)	These adjustments reflect the mandatory repayment of the Company’s term loan in connection with the disposition of any property or assets, as required by the Company’s credit agreement.

(3)	This adjustment reflects the estimated pro forma gain on disposal, which is calculated as the difference between estimated net cash proceeds from the Transaction (refer to note (1) above) and the historical carrying value of the tax software business disposal group as of September 30, 2022, net of estimated income taxes. Estimated income taxes assume the utilization of substantially all net operating losses recorded as of the reporting date, a portion of which previously had a valuation allowance reserve. The actual gain on disposal, and the Company’s estimate of income taxes, will be based on the balance sheet information as of the Closing and the finalization of the Company’s current fiscal year tax provision, and may differ significantly. The pro forma gain on disposal has not been reflected in the unaudited pro forma condensed consolidated statements of operations as this amount pertains to discontinued operations and does not impact income from continuing operations.

(4)	This adjustment includes the elimination of the associated liability of the tax software business, offset by an approximately $76.8 million income tax payable associated with the gain on sale discussed in note (3), and $5.6 million of accrued transaction costs.

(5)	This adjustment reflects the estimated loss on debt extinguishment. The estimated tax impact of this pro forma adjustment is not expected to be material.

BLUCORA, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2022

(Dollars in thousands, except par value) (Unaudited)

		Pro Forma Transaction Accounting Adjustments
	Blucora, Inc. Historical	Less: Disposition Adjustments(1)		Plus: Other Contractual Adjustments		Blucora, Inc. Pro Forma
Revenue:
Wealth Management	$494,104	$—		$—		$494,104
Tax Software	242,028	(242,028)		—		—
Total revenue	736,132	(242,028)		—		494,104
Operating expenses:
Cost of revenue:
Wealth Management	338,819	—		—		338,819
Tax Software	20,178	(17,621)		—		2,557
Total cost of revenue	358,997	(17,621)		—		341,376
Engineering and technology	24,598	(18,312)		—		6,286
Sales and marketing	162,396	(91,601)		—		70,795
General and administrative	83,499	(14,096)		(721	)(3)	68,682
Acquisition and integration	(4,710)	—		—		(4,710)
Depreciation	9,907	(1,478)		—		8,429
Amortization of acquired intangible assets	19,435	—		—		19,435
Total operating expenses	654,122	(143,108)		(721)		510,293
Operating income (loss)	82,010	98,920		721		(16,189)
Interest expense and other, net	(25,707)	(25,417)		4,182	(4)	3,892
Income (loss) before income taxes	56,303	73,503		4,903		(12,297)
Income tax benefit (expense)	(4,099)	(419	)(2)	(1,226	)(5)	(4,906)
Net income (loss) from continuing operations	$52,204	$73,084		$3,677		$(17,203)

Net income (loss) per share from continuing operations:
Basic	$1.09					$(0.36)
Diluted	$1.06					$(0.36)
Weighted average shares outstanding:
Basic	47,981					47,981
Diluted	49,153					47,981

Notes to September 30, 2022 Pro Forma Condensed Consolidated Statement of Operations

(1)	These adjustments reflect the disposition of the tax software business as if the disposition had occurred on the first day of the reporting period.
(2)	This adjustment reflects the estimated tax impact of the transaction accounting adjustments shown above determined using the with-and-without method. This amount is based on certain preliminary assumptions and is subject to change as the Transaction and its associated impacts are finalized.
(3)	This pro forma adjustment reflects the estimated net sublease income that will be received from the sublease agreement signed between the Company and the Buyer. Sublease income is recorded as an offset to operating lease costs within “General and administrative” expense of the Company’s consolidated statements of operations.
(4)	In connection with the Transaction, the Company entered into the TSA Agreement, pursuant to which the Company will provide and receive certain transitional services to and from Buyer for up to six months after the Closing, subject to earlier termination with respect to one or more particular services or up to three month extension on a service-by-service basis, in each case, upon 30 days’ prior written notice. This adjustment reflects the pro forma fees for services provided by the Company to the Buyer in connection with the initial six month term of the TSA. Such fee amounts are calculated based on a fixed one-time cost per service plus an estimated monthly fee representing managements’ best estimates of hours various employees will work on a monthly basis in connection with providing such services. The fees owed to the Buyer for services provided to the Company are not expected to be material and have been omitted from this adjustment.
(5)	This adjustment reflects the estimated tax impact of the pro forma adjustments discussed in notes (3) and (4) using an assumed blended tax rate of 25 percent.

BLUCORA, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

(Dollars in thousands, except par value) (Unaudited)

	Pro Forma Transaction Accounting Adjustments
	Blucora, Inc. Historical	Less: Disposition Adjustments(1)		Plus: Other Contractual Adjustments		Blucora, Inc. Pro Forma
Revenue:
Wealth Management	$658,213	$—		$—		$658,213
Tax Software	226,987	(226,987)		—		—
Total revenue	885,200	(226,987)		—		658,213
Operating expenses:
Cost of revenue:
Wealth Management	464,293	—		—		464,293
Tax Software	15,558	(13,387)		—		2,171
Total cost of revenue	479,851	(13,387)		—		466,464
Engineering and technology	30,704	(22,514)		—		8,190
Sales and marketing	173,331	(88,503)		—		84,828
General and administrative	98,671	(17,003)		(961	)(3)	80,707
Acquisition and integration	32,798	—		—		32,798
Depreciation	10,906	(1,919)		—		8,987
Amortization of acquired intangible assets	28,320	—		—		28,320
Total operating expenses	854,581	(143,326)		(961)		710,294
Operating income (loss)	30,619	83,661		961		(52,081)
Interest expense and other, net	(32,080)	(31,480)		4,182	(4)	3,582
Income (loss) before income taxes	(1,461)	52,181		5,143		(48,499)
Income tax benefit (expense)	9,218	(785	)(2)	(1,286	)(5)	8,717
Net income (loss) from continuing operations	$7,757	$51,396		$3,857		$(39,782)

Net income (loss) per share from continuing operations:
Basic	$0.16					$(0.82)
Diluted	$0.16					$(0.82)
Weighted average shares outstanding:
Basic	48,578					48,578
Diluted	49,526					48,578

Notes to December 31, 2021 Pro Forma Condensed Consolidated Statement of Operations

(1)	These adjustments reflect the disposition of the tax software business as if the disposition had occurred on the first day of the reporting period.
(2)	This adjustment reflects the estimated tax impact of the transaction accounting adjustments shown above determined using the with-and-without method. This amount is based on certain preliminary assumptions and is subject to change as the Transaction and its associated impacts are finalized.
(3)	This pro forma adjustment reflects the estimated net sublease income that will be received from the sublease agreement signed between the Company and the Buyer. Sublease income is recorded as an offset to operating lease costs within “General and administrative” expense of the Company’s consolidated statements of operations.
(4)	In connection with the Transaction, the Company entered into the TSA Agreement, pursuant to which the Company will provide and receive certain transitional services to and from Buyer for up to six months after the Closing, subject to earlier termination with respect to one or more particular services or up to three month extension on a service-by-service basis, in each case, upon 30 days’ prior written notice. This adjustment reflects the pro forma fees for services provided by the Company to the Buyer in connection with the initial six month term of the TSA. Such fee amounts are calculated based on a fixed one-time cost per service plus an estimated monthly fee representing managements’ best estimates of hours various employees will work on a monthly basis in connection with providing such services. The fees owed to the Buyer for services provided to the Company are not expected to be material and have been omitted from this adjustment.
(5)	This adjustment reflects the estimated tax impact of the pro forma adjustments discussed in notes (3) and (4) using an assumed blended tax rate of 25 percent.

BLUCORA, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

(Dollars in thousands, except par value) (Unaudited)

		Pro Forma Transaction Accounting Adjustments
	Blucora, Inc. Historical	Less: Disposition Adjustments(1)		Blucora, Inc. Pro Forma
Revenue:
Wealth Management	$546,189	$—		$546,189
Tax Software	208,763	(208,763)		—
Total revenue	754,952	(208,763)		546,189
Operating expenses:
Cost of revenue:
Wealth Management	385,962	—		385,962
Tax Software	12,328	(10,227)		2,101
Total cost of revenue	398,290	(10,227)		388,063
Engineering and technology	27,258	(21,515)		5,743
Sales and marketing	177,618	(111,639)		65,979
General and administrative	82,158	(12,322)		69,836
Acquisition and integration	31,085	—		31,085
Depreciation	7,293	(470)		6,823
Amortization of acquired intangible assets	29,745	—		29,745
Impairment of goodwill	270,625	—		270,625
Total operating expenses	1,024,072	(156,173)		867,899
Operating income (loss)	(269,120)	52,590		(321,710)
Interest expense and other, net	(31,304)	(26,638)		(4,666)
Income (loss) before income taxes	(300,424)	25,952		(326,376)
Income tax benefit (expense)	(42,331)	(666	)(2)	(41,665)
Net income (loss) from continuing operations	$(342,755)	$25,286		$(368,041)

Net income (loss) per share from continuing operations:
Basic	$(7.14)			$(7.67)
Diluted	$(7.14)			$(7.67)
Weighted average shares outstanding:
Basic	47,978			47,978
Diluted	47,978			47,978

Notes to December 31, 2020 Pro Forma Condensed Consolidated Statement of Operations

(1)	These adjustments reflect the disposition of the tax software business as if the disposition had occurred on the first day of the reporting period.
(2)	This adjustment reflects the estimated tax impact of the transaction accounting adjustments shown above determined using the with-and-without method. This amount is based on certain preliminary assumptions and is subject to change as the Transaction and its associated impacts are finalized.

BLUCORA, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

(Dollars in thousands, except par value) (Unaudited)

		Pro Forma Transaction Accounting Adjustments
	Blucora, Inc. Historical	Less: Disposition Adjustments(1)		Blucora, Inc. Pro Forma
Revenue:
Wealth Management	$507,979	$—		$507,979
Tax Software	209,966	(209,966)		—
Total revenue	717,945	(209,966)		507,979
Operating expenses:
Cost of revenue:
Wealth Management	352,081	—		352,081
Tax Software	10,691	(10,447)		244
Total cost of revenue	362,772	(10,447)		352,325
Engineering and technology	30,931	(19,729)		11,202
Sales and marketing	126,205	(71,381)		54,824
General and administrative	78,529	(9,583)		68,946
Acquisition and integration	25,763	—		25,763
Depreciation	5,479	(627)		4,852
Amortization of acquired intangible assets	37,357	(28)		37,329
Impairment of an intangible asset	50,900	—		50,900
Total operating expenses	717,936	(111,795)		606,141
Operating income (loss)	9	98,171		(98,162)
Interest expense and other, net	(16,915)	(20,308)		3,393
Income (loss) before income taxes	(16,906)	77,863		(94,769)
Income tax benefit (expense)	65,054	(17,999	)(2)	83,053
Net income (loss) from continuing operations	$48,148	$59,864		$(11,716)

Net income (loss) per share from continuing operations:
Basic	$1.00			$(0.24)
Diluted	$0.98			$(0.24)
Weighted average shares outstanding:
Basic	48,264			48,264
Diluted	49,282			48,264

Notes to December 31, 2019 Pro Forma Condensed Consolidated Statement of Operations

(1)	These adjustments reflect the disposition of the tax software business as if the disposition had occurred on the first day of the reporting period.
(2)	This adjustment reflects the estimated tax impact of the transaction accounting adjustments shown above determined using the with-and-without method. This amount is based on certain preliminary assumptions and is subject to change as the Transaction and its associated impacts are finalized.